Exhibit 10.2

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 17608-70011

This Equipment Security Note No. 17608-70011, dated as of March 28, 2014 (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 17608-70000 dated as of July 20, 2007 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Destination XL Group, Inc. (“Borrower”). All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity. All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1. Equipment Financed; Equipment Location; Grant of Security Interest. Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit A attached hereto

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit B attached hereto

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement. Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2. Payments. For value received, Borrower promises to pay to the order of Lender, the principal amount of $261,363.14, together with interest thereon as provided herein. This Equipment Note shall be payable by Borrower to Lender in 48 consecutive monthly, installments of principal and interest (the “Payments”) commencing on April 30, 2014 (the “Initial Payment”) and continuing thereafter through and including March 31, 2018 (the “Maturity Date”) (collectively, the “Equipment Note Term”). Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a) Interest Rate.

Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of 3.5000 percent per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the Advance Date set forth below until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

Equipment Security Note 4.1.06	Page 1 of 2

(b) Payment Amount.

The principal and interest amount of each Payment shall be $5,843.03.

3. Prepayment The outstanding principal balance of this Equipment Note may be prepaid in whole or part at any time, together with interest and late charges accrued through the date of the prepayment, provided that such prepayment shall be accompanied by a prepayment charge calculated as follows: one percent (1%) of the amount of the prepaid if such prepayment occurs during the period from the date of this Equipment Note to the first anniversary hereof; one-half percent (0.5%) of the amount prepaid if such prepayment occurs during the period commencing on the first day after the first anniversary hereof and continuing through the second anniversary hereof; and no prepayment charge if such prepayment occurs thereafter. Partial prepayments shall be applied against principal installments in their inverse order of maturity. A prepayment charge will not be due if this Equipment Note is refinanced with the Lender.

4. Borrower Acknowledgements. Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder. By its execution and delivery of this Equipment Note, Borrower:

(a)	reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)	represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower since August 3, 2013;

(c)	authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)	agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

BANC OF AMERICA LEASING & CAPITAL, LLC		Borrower: DESTINATION XL GROUP, INC.

By:	/s/ Gina M. Cabral	By:	/s/ David A. Levin

Printed Name:	Gina M. Cabral	Printed Name:	David A. Levin

Title:	Vice President	Title:	President and CEO

Equipment Security Note 4.1.06	Page 2 of 2

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70011

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

Equipment Location: 9702 Quivira Road Lenexa, KS 66215
10	99053	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 1004 West Valley Parkway Escondido, CA 92025
10	99080	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 12233 Jefferson Avenue Newport News, VA 23602
10	99123	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 1005 Bower Street Parkway Columbia, SC 29212
10	99137	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 7620 Rivers Ave N. Charleston, SC 29406
10	99139	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 735 Providence Hwy Dedham, MA 02026
10	99160	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 242 Andover Street Peabody, MA 01960
10	99161	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 137 Alexander Ave Lake Grove, NY 11755
10	99193	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 8303 E. Kellogg Drive Wichita, KS 67207
10	99223	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 4385 Miller Road Flint, Ml 48507
10	99235	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 315 St. Clair Square Fairview Hights, IL 62208
10	99250	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 17395 Tomball Parkway Houston, TX 77070
10	99365	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 5063 Shelbyville Road Louisville, KY 40207
10	99381	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 10610 D Centrum Pkwy Pineville, NC 28134
10	99407	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 6601 Menaul Street Albuquerque, NM 87110
10	99414	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 3501 Paxton Street Harrisburg, PA 17109
10	99424	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 861 Williston Rd S. Burlington, VT 05403
10	99442	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 9492 South Dixie Hwy Miami, FL 33156
10	99491	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 1381 West Sunset Road Henderson, NV 89014
10	99720	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 13766 Jamboree Road Irvine, CA 92602
10	99723	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 5015 Tacoma Mall Blvd Tacoma, WA 98409
10	99728	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 12125 N Parker Ave Jantzen Beach, OR 97217
10	99752	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 5595 South Virginia St. Reno, NV 89502
10	99761	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 2830 W Chandler Blvd Chandler, AZ 85224
10	99778	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 4014 B Medina Rd Copley, OH 44333
10	99805	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 585 South 24 West Billings, MT 59102
10	99859	DXL	HW-S	151684/153099	POS Registers	1/4/2014

Equipment Location: 10010 FM 1960 Bypass Rd West Humble. TX 77338
10	99867	DXL	HW-S	151684/153099	POS Registers	1/4/2014

As more fully described in the electronic disk provided to Lender by Borrower.

Destination XL Group, Inc.

By:	/s/ David A. Levin
Title:	David A. Levin
President and CEO

EXHIBIT B EQUIPMENT SECURITY NOTE NO. 17608-70011

STORE	LOCATION	CENTER NAME	ADDRESS1	CITY	ST	ZIP CODE
10	99053	DXL	9702 QUIVIRA ROAD	LENEXA (OVERLAND PARK)	KS	66215
10	99080	DXL	1004 WEST VALLEY PARKWAY UNIT 23	ESCONDIDO	CA	92025
10	99123	DXL	12233 Jefferson Avenue Space 5 & 6	NEWPORT NEWS	VA	23602
10	99137	DXL	1005 BOWER STREET PARKWAY	COLUMBIA	SC	29212
10	99139	DXL	NORTHWOODS MARKET PLACE 7620 RIVERS AVE UNIT 120	N. CHARLESTON	SC	29406
10	99160	DXL	DEDHAM MARKETPLACE 735 PROVIDENCE HWY	DEDHAM	MA	02026
10	99161	DXL	242 ANDOVER STREET	PEABODY	MA	01960
10	99193	DXL	SMITH GROVE SHOPPING CENTER 137 ALEXANDER AVENUE SPACE 5 & 6	LAKE GROVE (CENTEREACH)	NY	11755
10	99223	DXL	8303 E. KELLOGG DRIVE	WICHITA	KS	67207
10	99235	DXL	4385 MILLER ROAD	FLINT	Ml	48507
10	99250	DXL	ST CLAIR SQUARE 315 ST CLAIR SQUARE UNIT 221A	FAIRVIEW HEIGHTS	IL	62208
10	99365	DXL	WILLOWBROOK PLAZA 17395 TOMBALL PARKWAY SPACE 3B	HOUSTON (WILLOWBROOK)	TX	77070
10	99381	DXL	5063 Shelbyville Road	LOUISVILLE	KY	40207
10	99407	DXL	10610 D CENTRUM PKWY	PINEVILLE (CENTRUM)	NC	28134
10	99414	DXL	6601 MENAUL STREET	ALBUQUERQUE	NM	87110
10	99424	DXL	3501 PAXTON STREET G12	HARRISBURG	PA	17109
10	99442	DXL	STAPLES PLAZA 861 WILLISTON RD	S BURLINGTON	VT	05403
10	99491	DXL	9492 SOUTH DIXIE HWY	MIAMI	FL	33156
10	99720	DXL	1381 WEST SUNSET ROAD	HENDERSON	NV	89014
10	99723	DXL	13766 JAMBOREE ROAD	IRVINE (TUSTIN)	CA	92602
10	99728	DXL	5015 TACOMA MALL BOULEVARD	TACOMA	WA	98409
10	99752	DXL	JANTZEN BEACH CENTER 12125 N PARKER AVE	JANTZEN BEACH (PORTLAND)	OR	97217
10	99761	DXL	5595 SOUTH VIRGINIA ST SUITE A	RENO	NV	89502
10	99778	DXL	2830 W CHANDLER BLVD	CHANDLER	AZ	85224
10	99805	DXL	4014 B MEDINA RD	COPLEY (FAIRLAWN)	OH	44333
10	99859	DXL	585 SOUTH 24 WEST	BILLINGS	MT	59102
10	99867	DXL	HUMBLEWOOD SHOPPING CENTER 10010 FM 1960 BYPASS ROAD WEST	HUMBLE	TX	77338

Destination XL Group, Inc.

By:	/s/ David A. Levin

Title:	David A. Levin
President and CEO